UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

SILICON GRAPHICS, INC.

(Exact name of registrant specified in its charter)

Delaware	001-10441	94-2789662
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 East Arques Ave., Sunnyvale, California 94085

(Address of principal executive offices, including Zip Code)

Registrant’s telephone, including area code: (650) 960-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Bill of Sale

On February 14, 2008, Silicon Graphics, Inc. (the “Company”) entered into a Bill of Sale with LB I Group, Inc., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined below), and, solely for the purposes of paragraph 4 thereof, Oak Investment Partners XI, Limited Partnership, LB I Group, Inc., Wasatch Partners II, LLC, Wasatch Venture Fund III, LLC, Dallin Bagley and Bryce Panzer (the “Secured Parties”), pursuant to which the Company purchased certain assets formerly owned by Linux Networx, Inc., a Delaware corporation (“LXNI”), from Collateral Agent. These assets included LXNI’s system management software products, intellectual property and intellectual property rights and were acquired by the Collateral Agent through a non-judicial foreclosure on behalf of the Secured Parties in partial satisfaction of indebtedness owed by LXNI to the Secured Parties. As consideration for the sale of such assets, the Company issued 390,000 shares of the Company’s common stock to the Secured Parties pursuant to the terms of the Stock Purchase Agreement (as defined below).

The foregoing is merely a summary of the terms of, is qualified in its entirety by reference to, the full version of the Bill of Sale filed herewith.

Stock Purchase Agreement

On February 14, 2008, the Company and the Secured Parties entered into a Stock Purchase Agreement pursuant to which the Company issued and sold 390,000 shares of its common stock to the Secured Parties in consideration of the sale of the assets described above to the Company pursuant to the Bill of Sale.

The foregoing is merely a summary of the terms of, and is qualified in its entirety by reference to, the full version of the Stock Purchase Agreement filed herewith.

Amendment of Registration Rights Agreement

On February 14, 2008, the Company and the Key Holders holding at least 50% of the Registrable Common Stock executed Amendment No. 1 to the Registration Rights Agreement, dated as of October 17, 2006, by and among the Company and the investors listed on Exhibit C thereto (the “Registration Rights Agreement Amendment”), to provide each Secured Party with certain piggyback registration rights with respect to the shares of common stock such Secured Party purchased pursuant to the Stock Purchase Agreement.

The foregoing is merely a summary of the terms of, and is qualified in its entirety by reference to, the full version of the Registration Rights Agreement Amendment filed herewith.

Fourth Amendment to Senior Secured Credit Agreement

On February 14, 2008, the Company and certain of the Company’s subsidiaries (with the Company, the “Borrowers”) entered into the Fourth Amendment and Limited Waiver and Consent to the Senior Secured Credit Agreement (the “Fourth Amendment”) with Morgan Stanley Senior Funding, Inc., as administrative agent and revolving agent, Morgan Stanley & Co., Incorporated, as collateral agent, and the other Credit Parties thereto (as defined therein). The Senior Secured Credit Agreement, dated October 17, 2006, provided the Borrowers with a term loan facility and a line of credit.

The Fourth Amendment increases the principal amount of the term loan from $127,500,000 to $132,500,000. Term loan repayment obligations remain at $4,250,000 from December 26, 2008 through September 25, 2009, and increase to provide quarterly payments of $5,250,000 starting on December 25, 2009 and payable through September 24, 2010, and quarterly payments of $6,250,000 starting on December 24, 2010 and payable through June 24, 2011, with a maturity date payment of $75,750,000. A fee of $50,000 was incurred in connection with the amendment.

The foregoing is merely a summary of the terms of, and is qualified in its entirety by reference to, the full version of the Fourth Amendment filed herewith.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion regarding the Fourth Amendment and Limited Waiver and Consent to the Senior Secured Credit Agreement in Item 1.01 is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the issuance of an aggregate of 390,000 shares of the Company’s common stock pursuant to the Stock Purchase Agreement and Bill of Sale are incorporated herein by reference. The Company claims exemption from registration for the issuance of the securities under Rule 506 of the Securities Act of 1933, as amended (the “Act”). In claiming such exemption the Company has relied on certain facts including the representations made by each purchaser that such purchaser is an “accredited investor” as defined by Rule 501(a) of the Act and the fact that the securities have not been offered or sold by any form of general solicitation.

Item 3.03.	Material Modifications to Rights of Security Holders.

The discussion regarding Amendment No. 1 to the Registration Rights Agreement in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Title

2.1	Bill of Sale, dated as of February 14, 2008, between the Company, LB I Group, Inc. and the Secured Parties (as defined therein).

4.1	Amendment No. 1 to the Registration Rights Agreement, dated as of February 14, 2008, between the Company and the Key Holders listed on the signature pages thereto.

10.1	Stock Purchase Agreement, dated as of February 14, 2008, between the Company and the persons and entities listed on the Schedule of Purchasers attached thereto.

10.2	Fourth Amendment and Limited Waiver and Consent to the Senior Secured Credit Agreement, dated as of February 14, 2008, between the Company and certain of the Company’s subsidiaries, Morgan Stanley Senior Funding, Inc., as administrative agent and revolving agent, Morgan Stanley & Co., Incorporated, as collateral agent, and the other Credit Parties thereto (as defined therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON GRAPHICS, INC.

Date: February 15, 2008	By:	/s/ Barry Weinert
	Name:	Barry Weinert
	Title:	Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title

2.1	Bill of Sale, dated as of February 14, 2008, between the Company, LB I Group, Inc. and the Secured Parties (as defined therein).

4.1	Amendment No. 1 to the Registration Rights Agreement, dated as of February 14, 2008, between the Company and the Key Holders listed on the signature pages thereto.

10.1	Stock Purchase Agreement, dated as of February 14, 2008, between the Company and the persons and entities listed on the Schedule of Purchasers attached thereto.

10.2	Fourth Amendment and Limited Waiver and Consent to the Senior Secured Credit Agreement, dated as of February 14, 2008, between the Company and certain of the Company’s subsidiaries, Morgan Stanley Senior Funding, Inc., as administrative agent and revolving agent, Morgan Stanley & Co., Incorporated, as collateral agent, and the other Credit Parties thereto (as defined therein).